Exhibit 99.1

Golub Capital BDC, Inc. Announces Merger Agreement With Golub Capital BDC 3, Inc.

NEW YORK, January 17, 2024 — Golub Capital BDC, Inc. (“GBDC,” or the “Company”), a business development company (Nasdaq: GBDC), announced today that it entered into a definitive merger agreement with Golub Capital BDC 3, Inc. (“GBDC 3”), with GBDC as the surviving company, subject to certain stockholder approvals and customary closing conditions. Following the merger, GBDC is expected to have $8.5 billion of total assets at fair value and investments in over 340 portfolio companies, on a pro forma basis as of September 30, 2023. The Boards of Directors of both GBDC and GBDC 3 have approved the transaction with the participation throughout by, and the unanimous support of, their respective independent directors.

Under the terms of the proposed merger, stockholders of GBDC 3 will receive newly issued shares of GBDC based on a ratio determined shortly before merger close (the “Exchange Ratio”). GBDC 3 stockholders will receive GBDC shares based on a ratio that is the greater of: (a) a NAV-for-NAV exchange of shares with GBDC; or (b) if GBDC shares are trading at a premium to NAV at the closing of the merger, a number of shares of GBDC equal in value to GBDC 3’s NAV per share, plus a premium of up to 50% of any premium to NAV in the trading price of GBDC shares at merger close, with a maximum premium equal to 3% of GBDC 3’s NAV per share. The process for determining the Exchange Ratio is described more fully in the section below under the title “Exchange Ratio.”

GBDC believes the proposed merger with GBDC 3 is compelling for GBDC stockholders for several reasons:

•	Increased scale and liquidity. The proposed merger will increase GBDC’s scale meaningfully, with its investment portfolio at fair value expected to increase from approximately $5.5 billion to approximately $8.1 billion, on a pro forma basis as of September 30, 2023. The increased market capitalization of GBDC following the merger is anticipated to provide greater trading liquidity and the potential for greater institutional ownership than GBDC as a stand-alone company. The transaction also is expected to deliver operational synergies by eliminating redundant expenses.

•	Consistent investment strategy. The combined portfolio is expected to be substantially similar to GBDC’s current portfolio, as over 99% of GBDC 3’s investments overlap with those of GBDC.[1] Post-closing, GBDC expects to continue the same investment strategy it has followed since its IPO in 2010: focusing on first lien senior secured and one-stop loans to U.S. middle market companies in resilient industries that are often owned by private equity firms. Credit quality is expected to remain strong and to improve on a pro forma basis as of September 30, 2023: 1) non-accruals as a percentage of GBDC’s total debt investments at fair value are expected to decrease to 0.9% from 1.2%; and, 2) the combined company would expect to see modest improvement in internal performance ratings.

•	Improved fee structure. In support of the proposed merger, GBDC’s investment adviser, GC Advisors LLC (“GC Advisors”), has agreed to reduce the income incentive fee and capital gain incentive fee rate from 20.0% to 15.0%. The reduction in incentive fee will become permanent upon merger close and will be effective as of January 1, 2024 as GC Advisors has agreed to unilaterally waive incentive fees above 15.0% for periods during the pendency of the merger. GBDC’s cumulative incentive fee cap, since-inception lookback period and income incentive fee hurdle rate of 8% per annum will all remain in place.

•	Expected wider access to long-term, low-cost, flexible debt capital. The combined company is expected to be able to access a wider array of debt funding solutions than GBDC as a stand-alone company, and potentially to receive more attractive terms as a result of the combined company’s increased scale, including potentially in the investment grade unsecured debt market.

The transaction is expected to be immediately accretive to GBDC’s net investment income per share. This accretion is expected to be driven by the combined company’s lower incentive fees and lower combined operating expenses.

The combined company will have incremental investment capacity as financial leverage at closing on a pro forma basis as of September 30, 2023 is expected to decrease from GBDC’s stand-alone GAAP leverage of 1.24x to approximately 1.10x.

Additionally, the exchange ratio structure offers the potential for further accretion to GBDC’s NAV per share if GBDC is trading at a premium to NAV when the merger closes (see section below under the title “Exchange Ratio”).

Based on the earnings power of the Company and the new incentive fee rate, on January 16, 2024, GBDC’s board of directors increased GBDC’s quarterly base distribution by over 5% and declared a quarterly distribution of $0.39 per share, which is payable on March 29, 2024, to stockholders of record as of March 1, 2024. GBDC’s Board expects to continue to evaluate the potential for supplemental distributions under its quarterly variable supplemental distribution framework, which was introduced in fiscal year 2023.

GBDC’s Board has also announced its intention to declare additional special distributions totaling $0.15 per share, to be distributed in three consecutive quarterly payments of $0.05 per share per quarter, with the record date of the first special distribution expected to occur shortly after the closing of the proposed merger.2

David B. Golub, CEO of GBDC, said, “We believe the proposed merger with GBDC 3 is a win-win-win—good for GBDC stockholders, good for GBDC 3 stockholders and good for GBDC. We’re pleased to announce the proposed reduction of GBDC’s incentive fee rate to 15.0% in connection with the proposed merger, another milestone in GBDC’s history of raising the bar for shareholder alignment. GBDC’s pro forma fee structure positions it to provide market-leading returns across different economic and interest rate environments while keeping its investment strategy focused at the top of the capital structure (first lien, first out senior secured sponsor backed floating rate loan investment strategy). We believe this will be a unique differentiator especially in the context of GBDC’s meaningfully increased scale post-merger.”

The combined company will remain externally managed by GC Advisors and all current GBDC officers and directors will remain in their current roles. The combined company will continue to trade under the ticker GBDC on the Nasdaq Global Select Market.

Consummation of the proposed merger is subject to GBDC and GBDC 3 stockholder approvals, customary regulatory approvals and other closing conditions. Assuming satisfaction of these conditions, the transaction is expected to close in the second calendar quarter of 2024.

Prior to the anticipated closing of the proposed merger, each of GDBC and GBDC 3 currently intends to maintain its usual practice of declaring and paying distributions and, to the extent necessary, will declare and pay any special distributions required to distribute sufficient taxable income to continue to comply with its regulated investment company status.

Exchange Ratio

Under the terms of the proposed merger, stockholders of GBDC 3 will receive newly issued shares of GBDC for each share of GBDC 3 based on the Exchange Ratio determined shortly before merger close. The Exchange Ratio will be calculated based upon (i) the NAV per share of GBDC and GBDC 3 (“GBDC NAV Per Share” and “GBDC 3 NAV Per Share”)3, each determined shortly before merger close, and (ii) the market price of GBDC common stock (“GBDC Price”)4 shortly before merger close. Formulaically, the Exchange Ratio will be determined as follows:

1.	If GBDC Price is greater than GBDC’s NAV Per Share:

Exchange Ratio = (GBDC 3 NAV Per Share x (1 + 50% x (GBDC Price / GBDC NAV Per Share -1)) / GBDC Price

Note: 50% x (GBDC Price / GBDC NAV Per Share – 1) shall not exceed 3.0%.

2.	If GBDC Price is less than or equal to GBDC’s NAV Per Share:

Exchange Ratio = GBDC 3 NAV Per Share / GBDC NAV Per Share

The Exchange Ratio is subject to adjustment only in the event of a reclassification, recapitalization or similar transaction by either company.

GBDC will hold a conference call to discuss the proposed merger at 11:30 a.m. (Eastern Time) on Wednesday, January 17, 2024.

All interested parties may participate in the conference call by dialing (888) 330-3529 approximately 10-15 minutes prior to the call; international callers should dial +1 (646) 960-0656. Participants should reference Golub Capital BDC, Inc. when prompted. For slide presentations that we intend to refer to on the conference call, please visit the Investor Resources link on the homepage of our website (www.golubcapitalbdc.com) and click on the Overview of Proposed Merger With Golub Capital BDC 3, Inc. Presentation under Events/Presentations. An archived replay of the call will be available shortly after the call until 11:59 p.m. (Eastern Time) on January 31, 2024. To hear the replay, please dial (800) 770-2030. International dialers, please dial +1 (647) 362-9199. For all replays, please reference program ID number 7089069.

Morgan Stanley & Co. LLC served as financial advisor to the special committee of the independent directors of GBDC. Keefe, Bruyette & Woods, A Stifel Company, served as financial advisor to the special committee of the independent directors of GBDC 3.

1.	Calculated on a fair value basis as of September 30, 2023.
2.	Stockholder record dates and payment dates expected to be declared by the Board of Directors at a later time.
3.	Net asset value of GBDC divided by the number of shares of GBDC common stock issued and outstanding, both as of the “Determination Date,” which is a date no earlier than 48 hours (excluding Sundays and holidays) prior to effectiveness of the merger; and the net asset value of GBDC 3 divided by the number of shares of GBDC 3 common stock issued and outstanding, both as of the Determination Date.
4.	Closing price per share of GBDC common stock on the Nasdaq on either the Determination Date or, if the Nasdaq is closed on the Determination Date, the most recent trading day prior to the Determination Date.

About Golub Capital BDC, Inc.

Golub Capital BDC Inc. (“Golub Capital BDC”) is an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Golub Capital BDC invests primarily in one stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. Golub Capital BDC’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

About Golub Capital BDC 3, Inc.

Golub Capital BDC 3, Inc. (“GBDC 3”) is an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. GBDC 3 invests primarily in one stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. GBDC 3’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of Golub Capital.

About Golub Capital

Golub Capital is a market-leading, award-winning direct lender and experienced credit asset manager. We specialize in delivering reliable, creative and compelling financing solutions to companies backed by private equity sponsors. Our sponsor finance expertise also forms the foundation of our Broadly Syndicated Loan and Credit Opportunities investment programs. We nurture long-term, win-win partnerships that inspire repeat business from private equity sponsors and investors.

As of January 1, 2024, Golub Capital had over 875 employees and over $65 billion of capital under management, a gross measure of invested capital including leverage. The firm has lending offices in New York, Chicago, Miami, San Francisco and London. For more information, please visit golubcapital.com.

Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this communication may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. GBDC undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this communication.

Some of the statements in this communication constitute forward-looking statements because they relate to future events, future performance or financial condition or the two-step merger of GBDC 3 with and into GBDC (collectively, the “Mergers” ), along with the related proposals for which stockholder approval will be sought (collectively, the “Proposals” ). The forward-looking statements may include statements as to: future operating results of GBDC and GBDC 3 and distribution projections; business prospects of GBDC and GBDC 3 and the prospects of their portfolio companies; and the impact of the investments that GBDC and GBDC 3 expect to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of GBDC and GBDC 3 stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of GBDC and GBDC 3 or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or global health pandemics, such as the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of GBDC’s or GBDC 3’s assets; (xiii) elevating levels of inflation, and its impact on GBDC and GBDC 3, on their portfolio companies and on the industries in which they invest; (xiv) combined company’s plans, expectations, objectives and intentions, as a result of the Mergers; (xv) the future operating results and net investment income projections of GBDC, GBDC 3, or, following the closing of one or both of the Mergers, the combined company; (xvi) the ability of GC Advisors to locate suitable investments for the combined company and to monitor and administer its investments; (xvii) the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; (xviii) the business prospects of GBDC, GBDC 3 or, following the closing of one or both of the Mergers, the combined company and the prospects of their portfolio companies; (xix) the impact of the investments that GBDC, GBDC 3 or, following the closing of one or both of the Mergers, the combined company expect to make; (xx) the expected financings and investments and additional leverage that GBDC, GBDC 3 or, following the closing of one or both of the Mergers, the combined company may seek to incur in the future; and (xxi) other considerations that may be disclosed from time to time in GBDC’s and GBDC 3’s publicly disseminated documents and filings. GBDC and GBDC 3 have based the forward-looking statements included in this press release on information available to them on the date of this communication, and they assume no obligation to update any such forward-looking statements. Although GBDC and GBDC 3 undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that GBDC and GBDC 3 in the future may file with the SEC, including the Joint Proxy Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving GBDC and GBDC 3, along with the related Proposals for which stockholder approval will be sought. In connection with the Proposals, each of GBDC and GBDC 3 intend to file relevant materials with the SEC, including a registration statement on Form N-14, which will include a joint proxy statement of GBDC and GBDC 3 and a prospectus of GBDC (the “Joint Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF EACH OF GBDC AND GBDC 3 ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT OF GBDC AND GBDC 3 REGARDING THE PROPOSALS WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GBDC, GBDC 3, THE MERGERS AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by GBDC, from GBDC’s website at http://www.golubcapitalbdc.com.

Participants in the Solicitation

GBDC and GBDC 3 and their respective directors, executive officers and certain other members of management and employees of GC Advisors and its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of GBDC and GBDC 3 in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the GBDC and GBDC 3 stockholders in connection with the Proposals will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.

Contact:

Christopher Ericson

312-212-4036

cericson@golubcapital.com

press@golubcapital.com

SOURCE Golub Capital BDC, Inc.